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                                                                 Exhibit 10.21

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Third Amendment") is dated as of the 18th day of November,1999 by and among CMC HEARTLAND PARTNERS, a Delaware general partnership ("CMC") and HEARTLAND PARTNERS, L.P., a Delaware limited partnership ("Heartland"), jointly and severally (CMC and Heartland are referred to herein from time to time individually as a "Borrower" and collectively as "Borrowers"); and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, f/k/a LaSalle National Bank ("Bank").

                              W I T N E S S E T H:

         WHEREAS, Bank and Borrowers entered into that certain Amended and Restated Loan and Security Agreement dated as of June 30, 1998, as amended by that certain Amendment to Amended and Restated Loan and Security Agreement dated as of October 23, 1998 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of April 29, 1999 (collectively, the "Agreement"), and now desire to amend the Agreement to, among other things, increase Bank's commitment to Borrowers, as further set forth in this Amendment.

         NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Second Amendment, the parties, intending to be bound, hereby agree as follows:

1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement to the extent not inconsistent with this Amendment is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

2. Amendment of the Agreement.  The Agreement is hereby amended as follows:

(a) Any and all references to the Agreement shall be deemed to refer to and include this Third Amendment, as the same may be further amended, modified or supplemented from time to time.

(b) The definition of the term "Galewood Assignment of Rents" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:
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                           "Galewood Assignment of Rents" means that certain
                           Assignment of Rents and Leases dated as of June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of October 23, 1998, that certain Second Amendment to Assignment of Rents and Leases dated as of April 29, 1999 and that certain Third Amendment to Assignment of Rents and Leases dated as of November 18, 1999, as the same may be amended, modified or supplemented from time to time.

(c) The definition of the term "Galewood Mortgage" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:

                           "Galewood Mortgage" means that certain Mortgage and Security Agreement dated June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of October 23, 1998, that certain Second Amendment to Mortgage and Security Agreement dated as of April 29, 1999 and that certain Third Amendment to Mortgage and Security Agreement dated as of November 18, 1999, as the same may be amended, modified or supplemented from time to time.

(d) The definition of the term "Kinzie Station Assignment of Rents" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:

                           "Kinzie Station Assignment of Rents" means that certain Assignment of Rents and Leases dated as of March 15, 1996 made by CMC in favor of Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of May 14, 1997, that certain Second Amendment to Assignment of Rents and Leases dated as of April 30, 1998, that certain Third Amendment to Assignment of Rents and Leases dated as of June 30, 1998, that certain Fourth Amendment to Assignment of Rents and Leases dated as of October 23, 1998, that certain Fifth Amendment to Assignment of Rents and Leases dated as of April 29, 1999 and that certain Sixth Assignment of Rents and

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                           Leases dated as of November 18, 1999, as the same may
                           be further amended, modified or supplemented from time to time.

(e) The definition of the term "Kinzie Station Mortgage" in Paragraph 1.1 is hereby amended and restated in its entirety to read as follows:

                           "Kinzie Station Mortgage" means that certain Mortgage and Security Agreement dated as of March 15, 1996, made by CMC in favor of Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of May 14, 1997, that certain Second Amendment to Mortgage and Security Agreement dated as of April 30, 1998, that certain Third Amendment to Mortgage and Security Agreement dated as of June 30, 1998, that certain Fourth Amendment to Mortgage and Security Agreement dated as of October 23, 1998, that certain Fifth Amendment to Mortgage and Security Agreement dated as of April 29, 1999 and that certain Sixth Amendment to Mortgage and Security Agreement dated as of November 18, 1999, as the same may be further amended, modified or supplemented from time to time.

(f) The definition of the term "Milwaukee Assignment of Rents" in Paragraph 1.1 is hereby amended and restated in its entirety to read as follows:

                           "Milwaukee Assignment of Rents" means that certain Assignment of Rents and Leases dated as of April 29, 1999 between CMC and Bank with respect to the Milwaukee Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of November 18, 1999, as the same may be amended, modified or supplemented from time to time.

(g) The definition of the term "Milwaukee Mortgage" in Paragraph 1.1 is hereby amended and restated in its entirety to read as follows:

                           "Milwaukee Mortgage" means that certain Mortgage and Security Agreement dated as of April 29, 1999 between CMC and Bank with respect to the Milwaukee Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of

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                           November 18, 1999, as the same may be amended,
                           modified or supplemented from time to time.

(h) The definition of the term "Revolving Note" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:

                           "Revolving Note" means that certain Substitute Revolving Note dated as of November 18, 1999 made by Borrowers, jointly and severally, in favor of Bank, in the maximum principal amount available of Thirteen Million Three Hundred Thousand and 00/100 Dollars ($13,300,000), as the same may be amended, modified or supplemented from time to time, together with any renewals thereof or exchanges or substitutes therefor.

(i) The term "Assignment of Partnership Interests" is hereby added to the definition of the term "Other Agreements" in Paragraph 1.1.

(j) The definition of the term "Assignment of Partnership Interests" is hereby added to Paragraph 1.1 to read as follows: "Assignment of Partnership Interests" means that certain Assignment of Partnership Interests dated as of November 18, 1999 made by Heartland in favor of Bank.

(k) Paragraph 2.1 is hereby amended and restated to read in its entirety as follows:

                           2.1 Revolving Credit Commitment. On the terms and subject to the conditions set forth in this Agreement, Bank agrees to make revolving credit available and Letters of Credit available to Borrowers from time to time prior to the Revolving Credit Termination Date with respect to revolving credit loans and the Letter of Credit Termination Date with respect to Letters of Credit, in such aggregate amounts as Borrowers may from time to time request but in no event exceeding Thirteen Million Three Hundred Thousand Dollars ($13,300,000) in the aggregate (the "Revolving Credit Commitment"); provided, however, that in no event shall the aggregate amount of Letters of Credit outstanding at any one time exceed the Letter of Credit Limit. The Revolving Credit Commitment shall be available to Borrowers by means of Loans, it being understood that the Loans may be repaid and used again during the period from the date hereof to and including the Revolving Credit Termination Date, at which time the Revolving Credit Commitment shall expire.

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(l)  Any and all references to "LaSalle National Bank" shall be deemed to refer to "LaSalle Bank National Association."

3. Closing Documents. All the documents on the Closing Checklist (attached hereto as Exhibit A) shall be delivered concurrently with this Amendment, each in form and substance satisfactory to Bank.

4. Representations and Warranties; No Event of Default. The representations and warranties set forth in Paragraph 8.1 are deemed remade as of the date hereof and each Borrower represents that such representations and warranties are true and correct as of the date hereof. No Event of Default exists nor does there exist any event or condition which with notice, lapse of time and/or the consummation of the transactions contemplated hereby would constitute an Event of Default.

5. Fees and Expenses. The Borrowers agree to pay on demand all costs and expenses of or incurred by Bank in connection with the evaluation, negotiation, preparation, execution and delivery of this Third Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the fees and expenses of counsel for the Bank and any future amendments to the Agreement. Borrowers also agree to pay to Bank, on demand, a closing fee equal to $4,500.

6. Effectuation. The amendments to the Agreement contemplated by this Third Amendment shall be deemed effective immediately upon the full execution of this Third Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Third Amendment.

7. Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have duly executed this Third
Amendment as of the date first above written.

                                 CMC HEARTLAND PARTNERS, a
                                 Delaware general partnership

                                 By:  HEARTLAND TECHNOLOGY, INC., a
                                      Delaware corporation and an authorized
                                      general partner


                                 By:
                                    -----------------------------------
                                          Its President

                                 By:  HEARTLAND PARTNERS, L.P., a
                                      Delaware limited partnership and an
                                      authorized general partner

                                 By:  Heartland Technology, Inc.,
                                 Its:   General Partner

                                 By:
                                    -----------------------------------
                                          Its President


                                 HEARTLAND PARTNERS, L.P.,
                                 a Delaware limited partnership

                                 By:  Heartland Technology, Inc.
                                 Its:   General Partner

                                 By:
                                    -----------------------------------
                                          Its President


                                 LASALLE BANK NATIONAL ASSOCIATION,
                                 a national banking
                                 association


                                 By:
                                    -----------------------------------
                                          Its:
                                              -------------------------


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                                   EXHIBIT A

                        (See Attached Closing Checklist)
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                                   EXHIBIT B

                                      None